UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
Form 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): March 17, 2022
Allegiance Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-37585	26-3564100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
8847 West Sam Houston Parkway N., Suite 200, Houston, Texas 77040
(Address of Principal Executive Offices) (Zip Code)
(281) 894-3200
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ABTX	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2022, in connection with the previously disclosed Agreement and Plan of Merger, dated as of November 5, 2021, by and between Allegiance Bancshares, Inc. (“Allegiance”) and CBTX, Inc. (“CBTX”) (as amended from time to time, the “merger agreement”), pursuant to which Allegiance will merge with and into CBTX (the “merger”), with CBTX as the surviving entity (the “combined company”), and after such merger, CommunityBank of Texas, N.A., a wholly owned subsidiary of CBTX, will merge with and into Allegiance Bank (“Allegiance Bank”), a wholly owned subsidiary of Allegiance, with Allegiance Bank as the surviving bank (the “combined bank”), Allegiance and Allegiance Bank entered into employment agreements (the “Allegiance employment agreements”) with each of Steven F. Retzloff, Ramon A. Vitulli, III, Paul P. Egge, Okan I. Akin and Shanna Kuzdzal.

Position; Term. Mr. Retzloff will serve as Executive Chairman of the combined company and Senior Executive Chairman of the combined bank. Mr. Vitulli will serve as President of the combined company and Chief Executive Officer of the combined bank. Mr. Egge will serve as Senior Executive Vice President, Chief Financial Officer, of the combined company and the combined bank. Mr. Akin will serve as Senior Executive Vice President, Chief Risk Officer, of the combined company and the combined bank. Ms. Kuzdzal will serve as Senior Executive Vice President, General Counsel, of the combined company and the combined bank. The Allegiance employment agreements provide for a fixed two-year employment term beginning on the date on which the effective time of the merger occurs.

Compensation. Each Allegiance employment agreement provides for an annual base salary, eligibility to participate in the combined company’s annual bonus plan and the combined company’s equity plan, and eligibility to participate in the combined company’s benefit plans (including, without limitation, the Allegiance Bancshares Inc. Change in Control Severance Plan (the “Allegiance Severance Plan”)). The base salaries will be $550,000, $540,000, $470,000, $440,000 and $415,000 for Mr. Retzloff, Mr. Vitulli, Mr. Egge, Mr. Akin and Ms. Kuzdzal, respectively. The annual incentive bonus target will be no less than 45%, 50%, 42.55%, 35.22% and 36.14% of the base salary for each of Mr. Retzloff, Mr. Vitulli, Mr. Egge, Mr. Akin and Ms. Kuzdzal, respectively. The executives will be entitled to annual stock-based awards having a grant date fair value of no less than 50%, 60%, 44.68%, 34.09% and 36.14% of the base salary for each of Mr. Retzloff, Mr. Vitulli, Mr. Egge, Mr. Akin and Ms. Kuzdzal, respectively.

Closing Date Equity Award. Mr. Retzloff’s employment agreement provides that he will receive an equity award within 35 days of the closing of the merger having a target value of $540,000. The target value will be converted into a mix of 50% time-based restricted stock and 50% performance-based restricted stock. The time-based restricted stock will vest 33-1/3% on each of the first three anniversaries of the date of the closing of the merger subject to the conditions of the award agreement. The shares of performance-based restricted stock that are earned by Mr. Retzloff will vest on the third anniversary of the merger, subject to the conditions of the award agreement. The number of shares that may be earned by Mr. Retzloff under the performance-based restricted stock award will range from 0% to 300% of the target number of shares depending on the combined company’s performance during the three-year performance period following the merger.
The other executives’ employment agreements provide that each executive will receive an award of restricted stock under the combined company’s equity plan within 35 days of closing of the merger. The restricted stock award will vest 33-1/3% on each of the first three anniversaries of the date of the merger subject to the conditions of the award agreement. The target values of these awards are $540,000, $453,000, $438,000 and $350,000 for Mr. Vitulli, Mr. Egge, Mr. Akin and Ms. Kuzdzal, respectively.

If the executive is terminated other than for cause, death or disability (as defined in the Allegiance employment agreement) (a) before the first anniversary of the date of the closing of the merger, then the first 33-1/3% of the restricted stock award will vest on the date of the executive’s termination and the remainder will be forfeited, (b) after the first anniversary of the date of closing of the merger but before the second anniversary of the closing of the merger, then the second 33-1/3% of the restricted stock award will vest on the date of the executive’s termination and the remainder will be forfeited, and (c) after the second anniversary of the date of the closing of the merger, then the executive will receive accelerated vesting of the unvested shares scheduled to vest for that year of service.

Termination (For Cause). In the event that the executive is terminated for cause (as defined in the Allegiance employment agreement) or resigns without good reason (as defined in the Allegiance employment agreement), then such executive shall be entitled to, among other benefits, any unpaid base salary through the date of termination, reimbursement for any unreimbursed business expenses incurred through the date of termination, any accrued but unused vacation time in accordance with the combined company’s policy, and all accrued benefits (e.g., benefits plans, and earned and vested equity awards, in each case in accordance with their terms) (collectively, the “accrued benefits”).

Termination (Without Cause) or Resignation for Good Reason after Merger. The Allegiance employment agreements provide that if an executive is terminated without cause or resigns for good reason after the merger, the executive shall be entitled to, among other benefits, the accrued benefits, cash severance equal to two-times the executive’s base salary, an annual bonus, if any, that such executive would have been entitled to for the year in which termination occurs (on a pro-rated basis for any partial year) based on actual performance, and a lump sum cash payment equal to the cost of COBRA continuation coverage for 18 months. These severance benefits and payments are subject to the executive’s execution and non-revocation of a release and waiver of claims and compliance with the applicable restrictive covenants. The executive may also be eligible for benefits under the Allegiance Severance Plan. However, if the executive becomes entitled to benefits under the Allegiance Severance Plan as well as benefits under an Allegiance employment agreement, the executive will only be entitled to the greater of the benefits under the Allegiance Severance Plan and the Allegiance employment agreement.

Termination (Without Cause) or Resignation for Good Reason before Merger. The Allegiance employment agreements provide that if the executive is terminated without cause or resigns for good reason before the merger, the executive shall be entitled to, among other benefits, the accrued benefits and accelerated vesting of all unvested outstanding equity awards as of the date of termination. In addition, pursuant to the Allegiance Severance Plan, if the executive is terminated without cause or resigns for good reason before the merger, the executive shall be entitled to, among other benefits, cash severance equal to two-times the sum of the executive’s base salary and target incentive bonus, an annual bonus that such executive would have been entitled to for the year in which termination occurs (on a pro-rated basis for any partial year) based on target performance, a lump sum cash payment equal to the cost of COBRA continuation coverage for 18 months and up to $25,000 in outplacement services. These severance benefits and payments are subject to the executive’s execution and non-revocation of a release and waiver of claims and compliance with the applicable restrictive covenants.

Restrictive Covenants. The Allegiance employment agreements contain a non-compete agreement (except for Ms. Kuzdzal’s employment agreement), a non-solicit agreement, a confidentiality agreement, and other customary restrictive covenants. The non-compete agreement (which is included only in Mr. Retzloff’s, Mr. Vitulli’s, Mr. Egge’s and Mr. Akin’s employment agreements) will apply within a fifty (50) mile radius of any combined bank office, branch, loan production office, or deposit production office that existed at any time during the non-compete period or exists as of the date of the executive’s termination of employment. If the executive terminates his or her employment after the closing of the merger for any reason other than the executive’s death or disability (a) the non-compete period will run through the date that is two years following the closing date of the merger and (b) the non-solicit period will run through the later of the date that is two years following the closing date of the merger or the date that is one year following the executive’s termination date, except that if the executive’s termination is either a resignation for good reason or a termination by the combined bank other than for cause (as defined in the Allegiance employment agreement), then the non-solicit period will end on the executive’s termination date.

The foregoing description of the Allegiance employment agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the Form of Allegiance Executive Employment Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description of Exhibit
10.1	Form of Allegiance Executive Employment Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Certain statements in this report which are not historical in nature are intended to be, and are hereby identified as, "forward-looking statements" for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

These statements include, but are not limited to, statements about the benefits of the proposed merger of Allegiance and CBTX, including future financial and operating results (including the anticipated impact of the transaction on Allegiance's and CBTX's respective earnings and book value), statements related to the expected timing of the completion of the merger, the combined company's plans, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as "may," "will," "should," "scheduled," "plans,"

"intends," "anticipates," "expects," "believes," "estimates," "potential," or "continue" or negatives of such terms or other comparable terminology.

All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Allegiance or CBTX to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others: (1) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized; (2) disruption to the parties' businesses as a result of the announcement and pendency of the merger; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (4) the risk that the integration of each party's operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party's businesses into the other's businesses; (5) the failure to obtain the necessary approvals by the shareholders of Allegiance or CBTX; (6) the amount of the costs, fees, expenses and charges related to the merger; (7) the ability by each of Allegiance and CBTX to obtain required governmental approvals of the merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); (8) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (9) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the merger; (10) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (11) the dilution caused by CBTX's issuance of additional shares of its common stock in the merger; (12) general competitive, economic, political and market conditions; (13) the costs, effects and results of regulatory examinations, investigations, including the ongoing investigation by the Financial Crimes Enforcement Network of the U.S. Department of Treasury, or FinCEN, of CBTX or the ability of CBTX to obtain required regulatory approvals; (14) the possible results and amount of civil money penalties related to such FinCEN investigation and CBTX's BSA/AML program; and (15) other factors that may affect future results of CBTX and Allegiance including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Board of Governors of the Federal Reserve System and Office of the Comptroller of the Currency and legislative and regulatory actions and reforms.

Additional factors which could affect future results of Allegiance and CBTX can be found in Allegiance's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and the Current Reports on Form 8-K, and CBTX's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC's website at https://www.sec.gov.

Allegiance and CBTX disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Information about the Merger and Where to Find It

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed merger, CBTX has filed a registration statement on Form S-4 with the SEC to register the shares of CBTX common stock that will be issued to Allegiance shareholders in connection with the merger. The registration statement includes a joint proxy statement/prospectus and other relevant materials in connection with the proposed merger, which will be sent to the shareholders of CBTX and Allegiance seeking their approval of the proposed merger.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ALLEGIANCE, CBTX AND THE PROPOSED MERGER.

Investors and security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC by Allegiance or CBTX through the website maintained by the SEC at https://www.sec.gov. Documents filed with the SEC by CBTX will be available free of charge by accessing the CBTX's website at www.communitybankoftx.com under the heading “Investor Relations” or, alternatively, by directing a request by mail or telephone to CBTX, Inc., 9 Greenway Plaza, Suite 110, Houston, Texas 77046, Attn: Investor Relations, (713) 210-7600, and documents filed with the SEC by Allegiance will be available free of charge by accessing Allegiance’s website at www.allegiancebank.com under the heading "Investor Relations" or, alternatively, by directing a request by mail or telephone to Allegiance Bancshares, Inc., 8847 West Sam Houston Parkway, N., Suite 200, Houston, Texas 77040, (281) 894-3200.

Participants in the Solicitation

CBTX, Allegiance and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CBTX and Allegiance in connection with the proposed merger. Certain information regarding the interests of these participants and a description of their direct or indirect interests, by security holdings or otherwise, are included in the joint proxy statement/prospectus regarding the proposed merger. Additional information about the directors and executive officers of CBTX and their ownership of CBTX's common stock is set forth in CBTX's annual report on Form 10-K, filed with the SEC on February 25, 2022. Additional information about the directors and executive officers of Allegiance and their ownership of Allegiance's common stock is set forth in Allegiance's proxy statement for its annual meeting of shareholders, filed with the SEC on March 10, 2022. These documents can be obtained free of charge from the sources described above.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allegiance Bancshares, Inc.

Date: March 18, 2022	By:	/s/ Steven F. Retzloff
Steven F. Retzloff
Chief Executive Officer